EXHIBIT 99.3

EXECUTION

US UNWIRED INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 7, 2004 and entered into by and among US UNWIRED INC., a Louisiana corporation (“Borrower”), the financial institutions listed on the signature pages hereof (“Lenders”), and COBANK, ACB, as Administrative Agent for Lenders (“Administrative Agent”), for purposes of Sections 4, 5 and 6 hereof, the Subsidiary Guarantors listed on the signature pages hereof (“Subsidiary Guarantors”), and for purposes of Sections 4 and 6 hereof, LUCENT TECHNOLOGIES INC., as Vendor Guarantor (“Vendor Guarantor”), and is made with reference to that certain Amended and Restated Credit Agreement dated as of March 8, 2002 by and among Borrower, the financial institutions listed on the signature pages thereof, Administrative Agent, FIRST UNION SECURITIES, INC., as Syndication Agent and Co-Arranger, THE BANK OF NEW YORK, as Documentation Agent, BNY CAPITAL MARKETS, INC., as a Co-Arranger, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, as amended by (i) that certain letter amendment (the “First Amendment”) dated as of May 1, 2002 by and among Borrower, the financial institutions listed on the signature pages thereof, Subsidiary Guarantors, Vendor Guarantor, and Administrative Agent, (ii) that certain Second Agreement Regarding Amendments to Loan Documents (the “Second Amendment”) dated as of June 6, 2002 by and among Borrower, Subsidiary Guarantors, and Administrative Agent, and (iii) that certain Third Amendment to Credit Agreement (the “Third Amendment”) dated as of October 30, 2003 by and among Borrower, the financial institutions listed on the signature pages thereof, Administrative Agent, Subsidiary Guarantors and Vendor Guarantor (as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

RECITALS

WHEREAS, Borrower has informed Administrative Agent and Lenders that Borrower desires to amend the Credit Agreement to reduce the Revolving Loan Commitment and to allow Borrower to issue common stock and to retain all proceeds related thereto;

WHEREAS, Borrower has requested that Administrative Agent and Lenders amend the Credit Agreement to permit these requested changes; and

WHEREAS, the undersigned Lenders have agreed to the foregoing request on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendment to Subsection 1.6: Repayments and Reduction of Loans and Commitments and Related Mandatory Repayments.

Subsection 1.6(A)(2) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“In addition to reductions to the Revolving Loan Commitment that occurred prior to the Fourth Amendment Effective Date, on the Fourth Amendment Effective Date the Revolving Loan Commitment shall be permanently reduced to $2,000,000.00, which reduction shall be applied in forward order to the scheduled reductions provided for in this Subsection 1.6(A)(2).”

1.2 Amendment to Subsection 1.7: Voluntary Prepayment and Other Mandatory Repayments.

Subsection 1.7 of the Credit Agreement is hereby amended to delete Subsection 1.7(D) thereof in its entirety and to insert the following in lieu thereof:

“(D) [Reserved].”

1.3 Amendment to Subsection 3.5. Restricted Junior Payments.

Subsection 3.5 of the Credit Agreement is hereby amended to insert the following immediately before the “.” at end thereof:

“; provided further, however, that Borrower may make Restricted Junior Payments consisting solely of the issuance common stock of Borrower (without redemption rights or required dividends) to the holders of the Subordinated Notes in repayment of or exchange for all or a portion of such Subordinated Notes”

1.4 Amendment to Subsection 3.7: Restriction on Equity Issuance.

Subsection 3.7 of the Credit Agreement is hereby amended by deleting clause (vi) in its entirety and inserting in lieu thereof the following:

“(vi) common stock of Borrower (without redemption rights or required dividends)”

1.5 Amendment to Subsection 8.1: Assignments and Participations in Loans and Notes.

Subsection 8.1 of the Credit Agreement is hereby amended to insert the following immediately before the “.” at end of the first sentence thereof:

“; provided further, however, that after the Fourth Amendment Effective Date in connection with an assignment of the Revolving Loan Commitment of any

Lender to another Lender that holds a Revolving Loan Commitment on the Fourth Amendment Effective Date written consent of Borrower shall not be required so long as Administrative Agent provides notice to Borrower of such assignment”

1.6 Amendments to Subsection 10.1: Certain Defined Terms.

Subsection 10.1 of the Credit Agreement is hereby amended by inserting in proper alphabetical order the following definitions:

“‘Fourth Amendment’ means the Fourth Amendment to Credit Agreement dated as of May 7, 2004 by and among Borrower, Subsidiary Guarantors, Vendor Guarantor, the Lenders party thereto and Administrative Agent.

‘Fourth Amendment Effective Date’ shall have the meaning assigned to such term in the Fourth Amendment.”

Section 2. CONDITIONS TO EFFECTIVENESS OF SECTION 2

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):

A. The Fourth Amendment Execution Date shall have occurred;

B. Requisite Lenders and Vendor Guarantor shall have executed a counterpart hereof;

C. Borrower and Administrative Agent shall have received such counterparts;

D. Borrower shall have made a voluntary prepayment of the Term Loan A and the Term Loan B in the principal amount of $6,244,146.23 from cash on hand of Borrower, which prepayment shall be applied as a voluntary prepayment in accordance with Subsections 1.7(A) and 1.8 of the Credit Agreement;

E. Borrower shall have paid to Administrative Agent, for distribution to each Lender (ratably according to its credit exposure after giving effect to the Amendment) that has executed and delivered a counterpart to this Amendment prior to 1:00 p.m. (New York City time) on May 7, 2004, an amendment fee equal to $561,973.16; and

F. Borrower shall have paid in full all outstanding statements for reasonable fees and expenses of O’Melveny & Myers LLP, counsel to Administrative Agent, and Deloitte & Touche LLP, financial advisor to counsel to Administrative Agent, incurred in connection with the Credit Agreement and this Amendment, to the extent submitted to Borrower prior to 12:00 Noon (New York City time) on May 6, 2003, subject to the receipt of invoices setting forth hours worked, hourly rates and itemized out-of-pocket expenses.

Section 3. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct, and complete:

A. Corporate Power and Authority. Borrower and each Subsidiary Guarantor has all requisite corporate, limited liability company or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate, limited liability company or partnership action on the part of Borrower and each Subsidiary Guarantor, as the case may be.

C. No Conflict. The execution and delivery by Borrower and Subsidiary Guarantors of this Amendment and the performance by Borrower and Subsidiary Guarantors of the Amended Agreement and the consummation of the transactions contemplated thereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Formation or Bylaws or Operating Agreement or other organizational documents of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower or any of its Subsidiaries (other than under the Vendor Guaranty, for which consent of the Vendor Guarantor has already been obtained), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Borrower or any of its Subsidiaries (other than under the Vendor Guaranty, for which consent of the Vendor Guarantor has already been obtained).

D. Governmental Consents. The execution and delivery by Borrower and Subsidiary Guarantors of this Amendment and the performance by Borrower and Subsidiary Guarantors of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by Borrower and each Subsidiary Guarantor and, assuming the due execution and delivery hereof by the other parties hereto, this Amendment and the Amended Agreement are the legally valid and binding obligations of Borrower and each Subsidiary Guarantor, enforceable against Borrower and each Subsidiary Guarantor in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement, after giving effect to the amendments to Schedules 5.10 and 5.17 pursuant to this Amendment, are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

Section 4. ACKNOWLEDGMENTS AND CONSENT

A. The continuing guaranties and Security Documents to which Borrower, Subsidiary Guarantors and Vendor Guarantor (each a “Credit Support Party”, and collectively, “Credit Support Parties”) are party are herein referred to collectively as the “Credit Support Documents”. Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible (subject, in the case of the Vendor Guaranty only, to the aggregate limitation on the amount thereof set forth in the first paragraph of the Vendor Guaranty) the payment and performance of all “Secured Obligations” and “Obligations”, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), and any other obligations purported to be guarantied or secured under the Credit Support Documents, including, without limitation, the payment and performance of all such “Secured Obligations” or “Obligations”, as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Loan Documents (including, without limitation, the obligations of Borrower with respect to the Loans). Vendor Guarantor represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound that relate to it, and each other Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound that relate to it, are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. Each Subsidiary Guarantor and, in the case of clause (i) only, Borrower hereby acknowledges and agrees that (i) any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, (ii) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (iii) nothing in this Amendment, the Amended Agreement or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments, consents or waivers to the Amended Agreement. Vendor Guarantor hereby acknowledges and agrees that (a) any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment and (b) except as expressly provided in the Vendor Guaranty, nothing in this Amendment, the Amended Agreement or any other Loan Document shall be deemed to require the consent of Vendor Guarantor to any future amendments, consents or waivers to the Amended Agreement.

B. Borrower hereby acknowledges that as of May 7, 2004, after giving effect to the terms of this Amendment, Borrower is liable to Administrative Agent and the Lenders for (1) $29,005,963.43 in principal amount of Term Loan A, (2) $27,191,352.59 in principal amount of Term Loan B, (3) $1,712,215.00 in Stated Amount of Letters of Credit, (4) accrued and unpaid interest on the Loans, and (5) accrued and unpaid fees and expenses. Borrower and each Subsidiary Guarantor hereby acknowledge that all obligations described in this Section 4(B) are absolute and unconditional and are the legal, valid and binding obligations of Borrower and Subsidiary Guarantors without offset, defense or counterclaim, and interest, costs and expenses continue to accrue with respect thereto.

C. Neither Administrative Agent nor any Lender has or shall have, by reason of this Amendment, the Amended Agreement or the other Loan Documents, a fiduciary relationship in respect of Borrower or any Subsidiary Guarantor.

D. Borrower and each Subsidiary Guarantor hereby confirm, reaffirm and acknowledge (i) that Administrative Agent (for the benefit of Lenders) has an enforceable, valid and perfected first priority Lien on and security interest in the Collateral and (ii) the continuing validity and effectiveness of Administrative Agent’s and Lenders’ rights under the Loan Documents and applicable law, including, without limitation, the right of Administrative Agent to recover any and all amounts owed to Lenders, free of set-off or counterclaim, by foreclosure on or redemption or other disposition of the Collateral.

E. In furtherance of the amendment set forth in Section 1.1 of this Amendment, Borrower hereby acknowledges and agrees that its execution and delivery of a counterpart hereof shall constitute notice of a permanent reduction of the Revolving Loan Commitment to $2,000,000 on the Fourth Amendment Effective Date in accordance with Subsection 1.6(C) of the Credit Agreement, with such reduction to be applied as set forth in Section 1.1 of this Amendment.

F. Borrower, each Subsidiary Guarantor and each Lender hereby confirms that the provisions of the First Amendment, the Agreement Regarding Amendments to Loan Documents dated as of March 8, 2002 by and among Borrower, Subsidiary Guarantors and Administrative Agent, the Second Amendment, and the Third Amendment are in each case binding on it.

Section 5. RELEASE

Borrower and each Subsidiary Guarantor (collectively, the “Releasors”) hereby release, remise, acquit and forever discharge Administrative Agent, each Lender and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the “Released Parties”) from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Amended Agreement or any of the other Loan Documents (all of the foregoing hereinafter called the “Released Matters”). Each Releasor acknowledges that the agreements in this Section 5 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to the date hereof to payment or performance of the Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have granted this release freely and voluntarily and without duress.

Section 6. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute an amendment or waiver of any provision of, or operate as an amendment or waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Subject to Section 2(F) hereof, Borrower acknowledges that all costs, fees and expenses incurred by Administrative Agent and its counsel (including without limitation the fees and expenses of O’Melveny & Myers LLP and Deloitte & Touche LLP) prior to the Fourth Amendment Effective Date are costs, fees and expenses incurred under, and in connection with the matters set forth in, Subsection 1.4(D) of the Credit Agreement and are for the account of Borrower.

C. Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

D. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

E. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

F. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1, the effectiveness of which is governed by Section 2 hereof) shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Execution Date”) on or before 1:00 p.m. (New York City time) on May 7, 2004:

(i) Borrower, each Subsidiary Guarantor listed on the signature pages hereof and Vendor Guarantor shall have each executed a counterpart hereof; and

(ii) Borrower and Administrative Agent shall have received such counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

US UNWIRED INC.

By:	/s/ Robert W. Piper
Name:	Robert W. Piper
Title:	President/CEO

LENDERS:

COBANK, ACB, individually and as Administrative Agent

By:	/s/ Brett Ginther
Name:	Brett Ginther
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ David R. Pinnella
Name:	David R. Pinnella
Title:	Vice President

CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender

By:	/s/ [Illegible]
Name:
Title:

QDRF MASTER LTD., as a Lender

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Managing Principal

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Bhupesh Gupta
Name:	Bhupesh Gupta
Title:	Duly Authorized Signatory

THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender

By:	/s/ Michael V. Monahan
Name:	Michael V. Monahan
Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, successor-in-interest to Allfirst Bank, as a Lender

By:	/s/ Sharon K. Flagler
Name:	Sharon K. Flagler
Title:	Vice President

WHITNEY NATIONAL BANK, as a Lender

By:	/s/ Stephen C. Lacy
Name:	Stephen C. Lacy
Title:	Vice President

ORIX FINANCE CORP. I, as a Lender

By:	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Title:	Authorized Representative

TRS CALLISTRO, L.L.C., as a Lender

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

ING PRIME RATE TRUST, as a Lender
By:	Aeltus Investment Management, Inc. as its investment manager

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Senior Vice President

ING SENIOR INCOME FUND, as a Lender
By:	Aeltus Investment Management, Inc. as its investment manager

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Senior Vice President

PAMCO CAYMAN LTD., as a Lender

By:
Name:
Title:

SUBSIDIARY GUARANTORS, (for purposes of Sections 4, 5 and 6 only) as a Credit Support Party:

LOUISIANA UNWIRED, LLC

By:	/s/ Robert W. Piper
Name:	Robert W. Piper
Title:	Manager

GEORGIA PCS MANAGEMENT, L.L.C.

By:	/s/ Robert W. Piper
Name:	Robert Piper
Title:	Manager

GEORGIA PCS LEASING, L.L.C.

By:	/s/ Robert W. Piper
Name:	Robert Piper
Title:	Manager

UNWIRED TELECOM CORP.

By:	/s/ Robert W. Piper
Name:	Robert Piper
Title:	President/CEO

TEXAS UNWIRED

By:	/s/ Robert W. Piper
Name:	Robert Piper
Title:	Manager

VENDOR GUARANTOR (for purposes of Sections 4 and 6 only), as a Credit Support Party:

LUCENT TECHNOLOGIES, INC.

By:	/s/ John P. O’Gorman
Name:	John P. O’Gorman
Title:	Director

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